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                                 EXHIBIT 23.2
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                                 EXHIBIT 23.2

                       CONSENT OF BEARD & COMPANY, INC.


     We hereby consent to the use in this Registration Statement (Form S-8) pertaining to the Community Independent Bank, Inc. 1996 Employee Stock Option Plan of our report, dated January 23, 1998, relating to the consolidated financial statements of Community Independent Bank, Inc. included in Form 10-SB.


                                            /s/ Beard & Company, Inc.
                                       -----------------------------------
                                              BEARD & COMPANY, INC.

     Reading, Pennsylvania
     September 24, 1998